UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OR
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2003


                           ASANTE' TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    0-22632                  77-0200286
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation                                    Identification Number)


                                  821 Fox Lane
                               San Jose, CA 95131
                    (Address of principal executive offices)


                                 (408) 435-8388
              (Registrant's telephone number, including area code)


                                       N/A
          (Former names or former address, if changed from last report)

Item 4. Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

On July 28, 2003, Asante Technologies, Inc. dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants subject to completion of services related to the restatements discussed in the paragraph below. The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

Beginning in June 2003 and continuing through August 1, 2003, management of Asante had discussions with PWC primarily related to the levels of reserves for stock rotation, price protection, channel development funds and certain sales related and other accrued expenses which have been reported in its financial statements in prior fiscal years and has determined that the level of such items was in excess of such requirements. As a result, the Company has concluded that it will restate its financial statements for the periods impacted. The Company continues to review the fiscal years in which the excess reserves were recognized and the fiscal years requiring restatement. Based on the Company's preliminary assessment, it expects that the restatement will result in a reduction in reported losses for years prior to fiscal 2000 with a corresponding increase in net assets for subsequent periods, through March 29, 2003 (the most recent 10-Q filed).

As a result of this conclusion the financial statements contained in the Company's Annual Reports on Form 10-K for fiscal years 2000 through 2002 should no longer be relied upon.

The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 28, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 4, 2003, is filed as Exhibit
16.1 to this Form 8-K.

(b) New independent accountants

The Registrant engaged Odenberg, Ullakko, Muranishi & Co. LLP ("OUMC") as its new independent accountants as of July 28, 2003. During the two most recent fiscal years and through July 28, 2003, the Registrant has not consulted with OUMC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Asante concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K."

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

       (a) Financial Statements of Business Acquired.        None

       (b) Pro Forma Financial Information                   None.

       (c) Exhibits

           16.1 Letter on change in Certifying Accountant dated August 4, 2003, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August _____, 2003

                                        ASANTE' TECHNOLOGIES, INC.


                                        By:
                                               ---------------------------------
                                               Anthony Contos
                                               Chief Financial Officer
                                               (Authorized Officer and Principal
                                               Financial Officer)

                                Index to Exhibits


      Exhibit No.                        Description
      -----------                        -----------

         16.1            Letter on change in Certifying Accountants